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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                  July 31, 2002
                      (Date of the earliest event reported)



                                PhotoMedex, Inc.
             (Exact name of Registrant as specified in its charter)


          Delaware                      0-11635                  59-2858100
          --------                      -------                  ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of incorporation)                                    Identification No.)

       Five Radnor Corporate Center, Suite 470, Radnor, Pennsylvania 19087
       -------------------------------------------------------------------
                  (Address of principal executive offices)         (Zip Code)

                                  610-971-9292
                                  ------------
               Registrant's telephone number, including area code


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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          On July 31, 2002, PhotoMedex, Inc., a Delaware corporation ("we", "us" or "our"), upon the recommendation and approval of our Audit Committee, dismissed Arthur Andersen LLP ("Andersen") as our principal independent public accountants, and engaged KPMG LLP ("KPMG") as our principal independent public accountants.

          In connection with the audits for the two (2) most recent years ended December 31, 2001 and 2000, and the subsequent interim period through the filing date of this Current Report on Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of such disagreements in connection with its reports on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

          The reports of Andersen on our consolidated financial statements, as of and for the years ended December 31, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

          We provided Andersen with the foregoing disclosures and requested Andersen to furnish a letter addressed to the Securities and Exchange Commission, stating whether it agreed with the above statements. Although we have received no information from Andersen that Andersen has a basis for disagreement with such statements, we have been unable to obtain such a letter from Andersen principally due to the fact that the personnel at Andersen (including the engagement partner and manager) primarily responsible for auditing our financial statements have left Andersen.

          During the years ended December 31, 2001 and 2000 and through the filing date of this Current Report on Form 8-K, neither we nor anyone on our behalf consulted KPMG regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matters or reportable events, as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PHOTOMEDEX, INC.



Dated:  July 31, 2002                        By: /s/ Dennis M. McGrath
                                                -----------------------
                                                  Dennis M. McGrath
                                                  Chief Financial Officer





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